UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2007

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2007, certain of the registrant’s direct and indirect subsidiaries, namely, New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Asset Holding, L.P., Loan Partners Mortgage, Ltd., Kingston Mortgage Company, Ltd., Compufund Mortgage Company, Ltd., Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, Ltd., Sutter Buttes Mortgage, L.P., Austin Mortgage L.P., Capital Pacific Home Loans, L.P., Home123 Corporation and New Century Mortgage Ventures, LLC (collectively, the "Sellers"), and the registrant entered into a $1.7 billion Amended and Restated Master Repurchase Agreement (the "Amended and Restated MRA") with Credit Suisse First Boston Mortgage Capital, LLC ("CSFB"). The Amended and Restated MRA terminates on January 31, 2008. Concurrently, the registrant entered into a Guaranty in favor of CSFB (the "Guaranty") with respect to the Sellers’ obligations under the Amended and Restated MRA. The Amended and Restated MRA and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Amended and Restated Master Repurchase Agreement, dated as of January 31, 2007, among Credit Suisse First Boston Mortgage Capital LLC, New Century Financial Corporation, New Century Mortgage Corporation, NC Capital Corporation, NC Asset Holding, L.P., New Century Credit Corporation, Loan Partners Mortgage, Ltd., Kingston Mortgage Company, Ltd., Compufund Mortgage Company, Ltd., Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, Ltd., Sutter Buttes Mortgage, L.P., Austin Mortgage L.P., Capital Pacific Home Loans, L.P., Home123 Corporation and New Century Mortgage Ventures, LLC.

10.2 Amended and Restated Guaranty, dated as of January 31, 2007, made by New Century Financial Corporation in favor of Credit Suisse First Boston Mortgage Capital, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

February 6, 2007	By:	Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Master Repurchase Agreement, dated as of January 31, 2007, among Credit Suisse First Boston Mortgage Capital LLC, New Century Financial Corporation, New Century Mortgage Corporation, NC Capital Corporation, NC Asset Holding, L.P., New Century Credit Corporation, Loan Partners Mortgage, Ltd., Kingston Mortgage Company, Ltd., Compufund Mortgage Company, Ltd., Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, Ltd., Sutter Buttes Mortgage, L.P., Austin Mortgage L.P., Capital Pacific Home Loans, L.P., Home123 Corporation and New Century Mortgage Ventures, LLC.
10.2	Amended and Restated Guaranty, dated as of January 31, 2007, made by New Century Financial Corporation in favor of Credit Suisse First Boston Mortgage Capital, LLC.